                                                                   EXHIBIT 10.2


                           OPTION AND VOTING AGREEMENT


               OPTION AND VOTING AGREEMENT (the "Agreement"), dated as of July 30, 1997, among the undersigned stockholders (the "Stockholders") of Protection One, Inc., a Delaware corporation (the "Company"), and Western Resources, Inc., a Kansas corporation ("Western").

               WHEREAS, concurrently with the execution of this Contribution Agreement, the Company and Western have entered into a Contribution Agreement (as the same may be amended from time to time, the "Contribution Agreement"), providing for, inter alia, the issuance by the Company and purchase by Western (the "Share Issuance") of approximately 80.1% of the shares of Common Stock, par value $ 0.01 per share, of the Company (the "Company Common Stock") on a fully-diluted basis pursuant to the terms and conditions of the Contribution Agreement, and setting forth certain representations, warranties, covenants and agreements of the parties thereto in connection therewith; and

               WHEREAS, in order to induce Western to enter into the Contribution Agreement, the Stockholders wish to agree (i) to grant Western an option to buy the Shares (as defined below) at the Option Price (as defined below), (ii) to vote the Shares and any other such shares of Company Common Stock so as to facilitate consummation of the Share Issuance, (iii) not to transfer or otherwise dispose of any of the Shares, or any other shares of Company Common Stock acquired hereafter and prior to the Expiration Date (as defined below) and (iv) to deliver an irrevocable proxy to vote the Shares to Western.

               NOW, THEREFORE, for good and valuable considera tion, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

               1.     Representations of Stockholders.  Each of the
Stockholders represents and warrants to Western that now and at all times during the term of this Agreement (a) such Stockholder lawfully owns beneficially (as such term is defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) and of record each of the shares of Company Common Stock set forth opposite such Stockholder's name on Exhibit A (such Stockholder's "Shares") free and clear of all liens, pledges, claims, charges, security interests or other encumbrances of any kind and, except for this Agreement, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which such Stockholder is a party relating to the pledge, disposition or voting of any shares of Company Common Stock and there are no voting trusts or voting agreements with respect to such Shares, (b) such Stockholder does not beneficially own any shares of Company Common Stock other than such Shares and does not have any options, warrants or other rights to acquire any additional shares of Company Common Stock or any security exercisable for or convertible into shares of Company Common Stock, except for options, warrants and/or other rights granted, awarded or issued pursuant to Protection One Compensation and Benefit Plans, (c) it has full right, power and authority to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder, and (d) the execution, delivery and performance of this Agreement do not, and the consummation of the transactions contemplated hereby will not, constitute or result in (i) if applicable, a breach or violation of, or a default under, its certificate or by-laws or the comparable governing instruments, (ii) a breach or violation of, or a default under, the acceleration of any obligations or the creation of a lien on its assets (with or without notice, lapse of time or both) pursuant to any agreement, lease, contract, note, mortgage, indenture, arrangement or other obligation binding upon it or any of its assets or any laws or governmental or non-governmental permit or license to which it is subject or (iii) any change in the rights or obligations of any party under any such agreement, lease, contract, note, mortgage, indenture, arrangement or other obligation, including, without limitation, any change in rights of reimbursement, termination, cancellation or modification except, with respect to clauses (ii) and (iii), for any breach, violation, default, acceleration, creation or change that, individually or in the aggregate, is not reasonably likely to prevent, materially delay or materially impair the ability of such Stockholder to consummate the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of such Stockholder in accordance with its terms.

               2.     The Option.

               (a) Each Stockholder hereby grants to Western or its designee (the "Holder") an unconditional, irrevocable option (the "Option") to purchase, subject to the terms hereof, all but not fewer than all of the Shares and New Shares (as defined in Section 7 hereof) at any time on or prior to the Expiration Date if after the date of this Agreement a Takeover Proposal (as hereinafter defined) has been made. "Takeover Proposal" means, with respect to the Company, any proposal or offer, other than by Western or any

Affiliate thereof, for, (i) any tender or exchange offer for 20% or more of the equity of the Company, (ii) any merger, consolidation or other business combination involving the Company or any of its Significant Subsidiaries, (iii) any acquisition in any manner of 20% or more of the equity of, or 20% or more of the assets of the Company or any of its Significant Subsidiaries, or (iv) any solicitation of proxies or consents from the Company's stockholders relating to directors or an acquisition of control of the Company. "Significant Subsidiary" shall have the meaning specified in Rule 1-02 of Regulation S-X of the Securities and Exchange Commission. Following the occurrence of a Takeover Proposal of the type contemplated by clauses (i) or (ii) above, Holder may purchase the Shares and New Shares at a purchase price per Share and New Share equal to the purchase price per share of Company Common Stock proposed or offered pursuant to the Takeover Proposal. Following the occurrence of a Takeover Proposal of the type contemplated by clauses (iii) or (iv) above, Holder may purchase the Shares and New Shares at a purchase price per share of Company Common Stock equal to the closing price of a share of Company Common Stock on the Nasdaq on the last trading day immediately prior to the Notice Date (as defined below). The purchase price per share of Company Common Stock as determined pursuant to the two preceding sentences is hereinafter referred to as the "Option Price." If the Holder wishes to exercise the Option, it shall send to the Stockholder a written notice (the date of which is referred to herein as the "Notice Date") specifying (i) the total number of shares that the Holder will purchase from such Stockholder pursuant to such exercise, which must be all of the shares of Common Stock held thereby, and (ii) a place and date (a "Closing Date") not earlier than three business days nor later than 10 business days from the Notice Date for the closing of such purchase (a "Closing"). At each Closing, the Holder shall pay to such Stockholder the aggregate purchase price for the Shares or New Shares purchased pursuant to the exercise of the Option in immediately available funds by a wire transfer to a bank account designated by such Stockholder; provided that failure or refusal of such Stockholder to designate such a bank account shall not preclude the Holder from exercising the Option, as a whole or in part. At such Closing, simultaneously with the payment of the aggregate Option Price by the Holder, such Stockholder shall deliver to the Holder a certificate or certificates representing the number of Shares or New Shares purchased by the Holder accompanied by duly executed stock powers and, if the Option shall be exercised in part only, a new Option evidencing the rights of the Holder to purchase the balance of the shares purchasable hereunder.

               (b) Notwithstanding anything to the contrary contained in this Agreement, in the event that the Holder shall exercise, in whole or in part, the Option granted hereunder, and within 12 months after the Closing the Company shall have entered into a definitive agreement with any person or entity, including the Purchaser or any Subsidiary thereof, providing for implementation of a Takeover Proposal (a "Takeover Transaction") which Takeover Transaction is thereafter consummated, the Holder shall deliver to each Stockholder by wire transfer in immediately available funds within three business days of the consumma tion of such Takeover Transaction an amount equal to the product of (i) the number of shares of Company Common Stock the Holder acquired from such Stockholder upon exercise of the Option multiplied by (ii) the excess, if any, of the Takeover Transaction Price (as defined below) over the Option Price. For purposes of this Agreement "Takeover Transaction Price" shall mean the price per share or the consideration per share received, directly or indirectly, by the Holder in any Takeover Transaction in exchange for, or as holder of, any shares of Company Common Stock beneficially owned by such Holder; provided that (A) if the consideration received by the Holder in any such Takeover Transaction shall be securities listed on a national securities exchange or automated quotation system, the per share value of such consideration shall be equal to the closing price per share reported by such exchange or automated quotation system on the date such transaction is consummated or (B) if the consideration received by the Holder in any such transaction shall be other than cash or the form specified in clause (A), the per share value of such consideration shall be determined in good faith as of the date such transaction is consummated by a nationally recognized independent investment banking firm selected by such Stockholder and reasonably acceptable to the Holder, which determination shall be conclusive for all purposes of this Section 2(b).

               (c) If at any time the Company shall (i) pay a dividend other than the dividend permitted by the Contribution Agreement or otherwise make a distribution to the holders of Company Common Stock, (ii) subdivide its out standing shares of Common Stock into a larger number of shares of common stock or combine its outstanding shares of Company Common Stock into a smaller number of shares of Company Common Stock, (iii) reorganize its capital, reclassify its capital stock, consolidate or merge with or into another entity or sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another entity or (iv) engage in any similar dilutive transaction, the parties agree to adjust the number of Shares or New Shares or other securities or property subject to the Option as necessary and equitable in order to ensure that Western shall receive, upon exercise of the Option, the number of Shares or New Shares or other securities or property which Western would have received in connection with or as a result of such dividend, distribution or other transaction, after giving effect to any taxes incurred by any Holder as a result of such transaction, if it had exercised the Option immediately prior to (i) the record date for any such dividend or other distribution or (ii) the effective time of any such other transaction.

               3. Agreement to Vote Shares; Grant of Irrevocable Proxy; Agreement to Grant Further Proxies. During the term of this Agreement each of the Stockholders shall vote such Stockholder's Shares and any New Shares, and cause any holder of record of such Shares or New Shares to vote, (a) in favor of adoption and approval of the Contribution Agreement and the Share Issuance at every meeting of the stockholders of the Company at which such matters are considered and at every adjournment or postponement thereof, (b) against any action or agreement that could reasonably be expected to impede, interfere with or otherwise materially adversely affect the Share Issuance or inhibit the timely consummation of the Share Issuance, (c) against any action or agreement that could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation of the Company under the Contribution Agreement and (d) except for the Share Issuance and the Contribution Agreement, against any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of the Company or its subsidiaries.

               The undersigned, for consideration received, hereby appoints John
K. Rosenberg and Richard D. Terrill and each of them its proxies, with power of substitution and resubstitution, to vote all Shares and New Shares of the Company owned by the undersigned at any meeting of stock holders of the Company, and at any adjournment or post ponement thereof or to give consent with respect to such Shares or New Shares (i) FOR approval and adoption of the Contribution Agreement and the Share Issuance and (ii) AGAINST (x) any action or agreement that could reasonably be expected to impede, interfere with or otherwise materially adversely affect the Share Issuance or inhibit the timely consummation of the Share Issuance, (y) any action or agreement that could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation of the Company under the Contribution Agreement and (z) except for the Share Issuance and the Contribution Agreement, any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of the Company or its subsidiaries. This proxy is coupled with an interest, revokes all prior proxies granted by the undersigned and is irrevocable until such time as this Agreement terminates in accordance with its terms.

               Each Stockholder further agrees to deliver to Western upon request one or more additional proxies substantially in the form attached hereto as Exhibit B, which proxy shall be irrevocable during the term of this Agreement to the extent permitted under Delaware law.

               4. No Voting Trusts. Each of the Stockholders shall not, and shall not permit any entity under its control to, deposit any of their Shares or New Shares in a voting trust or subject any of their Shares or New Shares to any arrangement with respect to the voting of such Shares or New Shares (including, without limitation, the granting of proxies) other than agreements entered into with Western.

               5. No Proxy Solicitations. Each of the Stockholders shall not, and shall not permit any entity under such Stockholder's control to, (a) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the 1934 Act) in opposition to or competition with the consummation of the Share Issuance or otherwise encourage or assist any party in taking or planning any action which could reasonably be expected to impede, interfere with or otherwise materially adversely affect the Share Issuance or inhibit the timely consummation of the Share Issuance in accordance with the terms of the Contribution Agreement, (b) directly or indirectly initiate or cooperate in a stockholders' vote or action by consent of the Company's stockholders in opposi tion to or in competition with the consummation of the Share Issuance, or (c) become a member of a "group" (as such term is used in Section 13(d) of the 1934 Act) with respect to any voting securities of the Company for the purpose of opposing or competing with the consummation of the Share Issuance; provided that the foregoing shall not restrict any director or officer of the Company from taking any action such director or officer reasonably believes after consultation with outside counsel is necessary to satisfy such director's or officer's fiduciary duty as a director or officer to the Company or its stockholders.

               6. Transfer and Encumbrance. On or after the date hereof and during the term of this Agreement, each of the Stockholders shall not transfer, sell, offer, assign, exchange, pledge or otherwise dispose of or encumber any of such Stockholder's Shares or New Shares or enter into any contract, option or other arrangement with respect to any of the foregoing except that a Stockholder may transfer Shares or New Shares held thereby to any partner of such Stockholder so long as the transferee shall agree to be bound by this Agreement.

               7. Additional Purchases. Each of the Stock holders shall not purchase or otherwise acquire beneficial ownership of any shares of Company Common Stock after the execution of this Agreement ("New Shares"), nor will any Stockholder voluntarily acquire the right to vote or share in the voting of any shares of Company Common Stock other than the Shares, unless such Stockholder agrees to deliver to Western immediately after such purchase or acquisition an irrevocable proxy substantially in the form attached hereto as Exhibit B with respect to such New Shares. Each of the Stockholders also severally agrees that any New Shares acquired or purchased by him or her shall be subject to the terms of this Agreement to the same extent as if they constituted Shares.

               8. Specific Performance. Each party hereto acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with any of the obligations imposed by this Agree ment, that every such obligation is material and that, in the event of any such failure, the other party will not have an adequate remedy at law or damages. Accordingly, each party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that the other party has an adequate remedy at law. Each party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

               9. Publicity. Each Stockholder, in its capacity as such, and not as a director or officer of the Company, hereby agrees that it shall, when acting in its capacity as a Stockholder of the Company and not as a director or officer thereof, obtain the written permission of Western prior to issuing any press release or otherwise making public announcements with respect to the transactions contemplated by this Agreement and prior to making any filings with any third party and/or any governmental entity (including any national securities exchange or interdealer quotation service) with respect thereto, except as may be required by law.

               10. Expenses. Each party shall bear its own expenses with respect to the review, execution, delivery and performance of this Agreement.

               11. Entire Agreement. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and, together with the Contribution Agreement, contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

               12. Notices. All notices, requests, claims, demands or other communications hereunder shall be in writing and shall be deemed given when delivered personally, upon receipt of a transmission confirmation if sent by facsimile or like transmission and on the next business day when sent by Federal Express, Express Mail or other reputable overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

               If to Western:

                      Western Resources, Inc.
                      818 South Kansas Avenue
                      Topeka, Kansas  66602
                      Attention:  General Counsel
                      Facsimile:  (913) 575-1788

               With a copy to:

                      Sullivan & Cromwell
                      125 Broad Street
                      New York, New York 10004
                      Attention: Neil T. Anderson, Esq.
                      and Francis J. Aquila, Esq.
                      Facsimile: (212) 558-3588

               If to a Stockholder, to the address or facsimile number set forth for such Stockholder on the signature page hereof.

               13.    Miscellaneous.

               (a) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of Delaware and the Federal courts of the United States of America located in the State of Delaware solely in respect of the interpreta tion and enforcement of the provisions of this Agreement and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a Delaware State or Federal court. The parties hereby consent to and grant any such court juris diction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 13 or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

               EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS

AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS
SECTION 13(a).

               (b) The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforce ability or the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (a) a suit able and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforce able, the intent and purpose of such invalid or unenforce able provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforce ability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

               (c) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

               (d) This Agreement shall terminate upon the earliest to occur of
(i) the Closing Date (as defined in the Contribution Agreement), (ii) in the event that the Contribution Agreement shall have been terminated prior to any Takeover Proposal having been made, the termination date of the Contribution Agreement; (iii) in the event that the Closing (as defined in the Contribution Agreement) shall not have occurred and a Takeover Proposal shall have been made, fifteen (15)days after the first notice to Western or publication of a Takeover Proposal; and (iv) the date specified in a written agreement duly executed and delivered by Western and each of the Stockholders (the earliest such date, the "Expiration Date").

               (e) Each party hereto shall execute and deliver such additional documents as may be necessary or desirable to effect the transactions contemplated by this Contribution Agreement.

               (f) All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

               (g) The obligations of the Stockholders set forth in this Agreement shall not be effective or binding upon any

Stockholder until after such time as the Contribution Agreement is executed and delivered by Western, and the parties agree that there is not and has not been any other agreement, arrangement or understanding between the parties hereto with respect to the matters set forth herein.


               IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.


                                    WESTERN RESOURCES, INC.


                                    By:
                                       ---------------------------------------



                                    THE STOCKHOLDERS:

                                    ------------------------------------------
                                    Name:  James M. Mackenzie, Jr.
                                    Address:   6011 Bristol Parkway
                                               Culver City, CA 90230
                                    Facsimile: (310) 649-3855




                                    Name:  John W. Hesse
                                    Address:   3900 S.W. Murray Blvd.
                                               Portland, Oregon 97005
                                    Facsimile: (503) 557-1637


                                    ------------------------------------------
                                    Name:  John E. Mack, III
                                    Address:   6011 Bristol Parkway
                                               Culver City, CA 90230
                                    Facsimile: (310) 649-3855


                                    ------------------------------------------
                                    Name:  Thomas K. Rankin
                                    Address:   6011 Bristol Parkway
                                               Culver City, CA 90230
                                    Facsimile: (310) 342-6393

                                    ------------------------------------------
                                    Name: Ben Enis, Ph.D.
                                    Address:   4097 Robin Hill Rd.
                                               La Canada, CA 91011
                                    Facsimile: (818) 952-6405
                                    Facsilile: (818) 952-9216


                                    ------------------------------------------
                                    Name:  James Q. Wilson
                                    Address:   32910 Camino Buena
                                               Ventura
                                               Malibu, CA 91011
                                    Facsimile: (410) 457-2799


                                    PATRICOF & CO. VENTURES, INC.

                                    By:
                                       ---------------------------------------
                                    Name:  Robert M. Chefitz
                                    Address:   445 Park Avenue
                                               New York, New York 10022
                                    Facsimile: (212) 319-6155

                                                                    (EXHIBIT A)



                             LIST OF STOCKHOLDERS OF
                                   THE COMPANY

NAME                                                          # SHARES OF COMMON STOCK
----                                                          ------------------------
James M. Mackenzie, Jr                                                   149,821
John W. Hesse                                                             55,763
John E. Mack, III                                                         78,462
Thomas K. Rankin                                                          15,359
Ben Enis                                                                       0
James Q. Wilson                                                              100
Patricof & Co. Ventures, Inc.                                          2,515,444

                                                                     (EXHIBIT B)



                                  FORM OF PROXY


               The undersigned, for consideration received, hereby appoints John
K. Rosenberg and Richard D. Terrill and each of them his or her proxies, with power of substitution and resubstitution, to vote all shares of Common Stock, par value $0.01 per share (the "Common Stock"), of Protection One, Inc., a Delaware corporation (the "Company"), owned by the undersigned at any meeting of stockholders of the Company, and at any adjournment or postponement thereof or to give consent with respect to such shares(i) FOR approval and adoption of the Contribution Agreement, dated as of July 30, 1997 (the "Contribution Agreement"), by and among the Company and Western Resources, Inc., a Kansas corporation ("Western") providing for, inter alia, the issuance by the Company and purchase by Western of shares of approximately 80.1% of the Common Stock on a fully-diluted basis (the "Share Issuance"), and (ii) AGAINST (x) any action or agreement that could reasonably be expected to impede, interfere with or otherwise materially adversely affect the Share Issuance or inhibit the timely consummation of the Share Issuance, (y) any action or agreement that could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation of the Company under the Contribution Agreement and (z) except for the Share Issuance and the Contribution Agreement, any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of the Company or its subsidiaries. This proxy is coupled with an interest, revokes all prior proxies granted by the undersigned and is irrevocable until such time as the Option and Voting Agreement, dated as of July 30, 1997 among certain stockholders of the Company, including the undersigned, and Western terminates in accordance with its terms.




                                           Dated                        , 1997
                                                ------------------------



                                           -----------------------------------
                                                  (Name of Stockholder)



                                           -----------------------------------
                                                (Signature of Stockholder)